SECURITIES AND EXCHANGES COMMISSION
	Washington, D.C.  20549



	_______________________________________

	FORM 8-K


	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


	Date of  Report (Date of earliest event reported) December 1, 1994


	CHOCK FULL O' NUTS CORPORATION
	(Exact name of Registrant as specified in its charter)


   New York     1-4183                          13-0697025 _




	370 Lexington Avenue, New York, New York 10017
	(Address of principal executive office) (Zip Code)



	Registrant's telephone number, including area code _(212) 532-0300__





__________________________________None__________________________________
	(Former name or former address, if changed since last report)















Item 8. Change in Fiscal Year

	The Company's current fiscal year ends on July 31 in each year. On December 1, 1994, the Company determined to change its fiscal year to the Saturday in each year nearest to July 31 beginning with the fiscal year ended on the Saturday nearest to July 31, 1995 (i.e., July 29, 1995).

	No report covering a transition period is required to be filed in connection with this change.




		SIGNATURES

	Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



																	    CHOCK FULL O' NUTS CORPORATION

																    By:_____________________________
				Howard M. Leitner
				President and
				Chief Financial Officer

Dated:  December 14, 1994